As filed with the Securities and Exchange
                           Commission on March 5, 2002

                            PROXY STATEMENT PURSUANT
                       TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant |X|       Filed by a party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement            |_|  Confidential, for Use of the
|X|  Definitive Proxy Statement as               Commission Only
     permitted by Rule 14a-6(e)(2))
|_|  Soliciting Material Pursuant to        |_|  Definitive Additional Materials
     Rule 14a-11(c) or Rule 14a-12

                             KOREA EQUITY FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

--------------------------------------------------------------------------------

(4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5)   Total fee paid:

--------------------------------------------------------------------------------

|_|   Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:

--------------------------------------------------------------------------------

(2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

(3)   Filing Party:

--------------------------------------------------------------------------------

(4)   Date Filed:

                             KOREA EQUITY FUND, INC.
                                 180 Maiden Lane
                          New York, New York 10038-4936

                                 ---------------

                  NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS
                                  May 16, 2002

                                 ---------------

TO THE SHAREHOLDERS OF
KOREA EQUITY FUND, INC.:

      Notice is hereby given that the 2002 Annual Meeting of Shareholders (the "Meeting") of Korea Equity Fund, Inc. (the "Fund") will be held at the offices of Nomura Asset Management U.S.A. Inc., 180 Maiden Lane, 26th Floor, New York, New York, on Thursday, May 16, 2002, at 10:30 A.M. for the following purposes:

      (1) To elect five Directors to serve for the ensuing year; and

      (2) To transact such other business as may properly come before the Meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on March 1, 2002 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

      A complete list of the shareholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after May 1, 2002, at the offices of the Fund, 180 Maiden Lane, 26th Floor, New York, New York.

      You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                              By Order of the Board of Directors


                                                      JOHN J. BORETTI
                                                          Secretary

New York, New York
Dated: March 5, 2002

                      [This Page intentionally left blank]

                                 PROXY STATEMENT

                             KOREA EQUITY FUND, INC.
                                 180 Maiden Lane
                          New York, New York 10038-4936

                                 ---------------

                       2002 ANNUAL MEETING OF SHAREHOLDERS
                                  May 16, 2002

                                 ---------------

                                  INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Korea Equity Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the 2002 Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of Nomura Asset Management U.S.A. Inc., 180 Maiden Lane, 26th Floor, New York, New York, on Thursday, May 16, 2002, at 10:30 A.M. The approximate mailing date of this Proxy Statement is March 7, 2002.

      All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted FOR the election of five Directors.

      Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

      The Board of Directors has fixed the close of business on March 1, 2002, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of March 1, 2002, the Fund had outstanding 8,409,000 shares of Common Stock, par value $0.10 per share.

      The Board of Directors of the Fund knows of no business other than the election of five Directors which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                        PROPOSAL 1. ELECTION OF DIRECTORS

      At the Meeting the five Board of Directors nominees will be elected to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified or until their earlier resignation or removal. It is the intention of the persons named in the enclosed proxy to nominate and vote (unless such authority has been withheld in the proxy or properly revoked) in favor of the election of the following Board of Directors nominees: William G. Barker, Jr., Kazuhiko Hama, Chor Weng Tan, Arthur R. Taylor and John F. Wallace. The Board of Directors has one vacant seat owing to the death of George H. Chittenden in September 2000. Shareholders cannot vote for a greater number of persons for Director than the five nominees named. Certain biographical and other information pertaining to the Board of Directors nominees is set forth in
Exhibit I to this Proxy Statement.

      The Board of Directors knows of no reason why any of the nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend. It is currently expected that any substitute nominee for Director who is not an "interested person" of the Fund (within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act")) also will be a non-interested person.

      Committees and Directors' Meetings. The Board of Directors has a standing Audit Committee and a standing Nominating Committee, each of which consists of the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act. Currently, Messrs. Barker, Tan and Taylor are members of these Committees. The principal purpose of the Audit Committee is described below. The principal purpose of the Nominating Committee is to select and nominate the Directors of the Fund. The Nominating Committee will consider nominees recommended by shareholders of the Fund. Shareholders should submit nominees to the Secretary of the Fund. The Fund has no standing Compensation Committee. The non-interested Directors have retained independent legal counsel to assist them in connection with their duties.

      During the fiscal year ended October 31, 2001, the Board of Directors held seven meetings, and the Audit Committee held two meetings and the Nominating Committee held one meeting. Each Director then in office attended at least 75% of the meetings of the Board of Directors held during the fiscal year and, if a member, of the total number of meetings of the Audit and Nominating Committees held during the period for which he served.

      Audit Committee Report. Pursuant to the Audit Committee Charter adopted by the Fund's Board of Directors on May 18, 2000, the Audit Committee's principal responsibilities are to: (i) recommend to the Board the selection, retention or termination of the Fund's independent accountants; (ii) review with the independent accountants the scope, performance and anticipated cost of their audit; (iii) discuss with the independent accountants certain matters relating to the Fund's financial statements, including any adjustment to such financial statements recommended by such independent accountants, or any other results of any audit; (iv) ensure that the independent accountants submit on a periodic basis a formal written statement as to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund's independent accountants and recommend that the Board take appropriate action in response to this statement to satisfy itself of the independent accountants' independence; and (v) consider the comments of the independent accountants and management's responses thereto with respect to the quality and adequacy of the Fund's accounting and financial reporting policies and practices and internal controls. A copy of the Fund's Audit Committee Charter is set forth in Exhibit IV to this Proxy Statement.

      The Audit Committee has received written disclosures and the letter required by Independence Standards Board Standard No. 1 from PricewaterhouseCoopers LLP ("PWC"), the Fund's independent auditors and discussed certain matters required to be discussed by Statements on Auditing Standards No. 61 with PWC. The Audit Committee has considered whether the provision of non-audit services by the PWC is compatible with maintaining the independence of those auditors. At its meeting held December 18, 2001, the Audit Committee reviewed and discussed the audit of the Fund's financial statements with Fund management and PWC. The Audit Committee discussed with PWC their independence and considered whether the provision of services by PWC to the Fund and to Nomura Asset Management U.S.A. Inc. ("NAM-U.S.A.") and its affiliates was compatible with maintaining PWC's independence. Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Fund's audited financial statements be included in the Fund's 2001 Annual Report to shareholders for the fiscal year ended October 31, 2001.

      Interested Persons. The Fund considers two nominees, Messrs. Hama and Wallace, to be "interested persons" of the Fund within the meaning of Section 2(a) (19) of the Investment Company Act because of the positions they hold or have held with the Fund, NAM-U.S.A. and Nomura Asset Management Co., Ltd. ("NAM"), as applicable. Mr. Hama is President of the Fund, President and a Director of NAM-U.S.A. and a former Management Executive, Senior Officer and Director of NAM. Mr. Wallace is a former Vice President, Treasurer and Secretary of the Fund and a former Senior Vice President, Secretary, Treasurer and Director of NAM-U.S.A.

      Compensation of Directors. NAM-U.S.A. pays all compensation of all Directors of the Fund who are affiliated with NAM-U.S.A. or any of its affiliates. The Fund pays to each Director not affiliated with NAM-U.S.A. or any of its affiliates an annual fee of $5,000 plus $500 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. Such fees and expenses aggregated $41,675 for the fiscal year ended October 31, 2001.

      The following table sets forth for the periods indicated compensation paid by the Fund to its Directors and the aggregate compensation paid to the Directors by all U.S. registered investment companies managed by NAM-U.S.A. or advised by NAM:

                                                  Aggregate                Pension or Retirement      Aggregate Compensation from
                                                Compensation            Benefit Accrued as Part of       Fund Complex Paid to
                                                from Fund For              Fund Expenses for its         Directors During the
                                            its Fiscal Year Ended            Fiscal Year Ended            Calendar Year Ended
        Name of Director                      October 31, 2001               October 31, 2001             December 31, 2001*
        ----------------                      ----------------               ----------------             ------------------
William G. Barker.........................         $9,000                          None                        $28,000
Kazuhiko Hama.............................           --                            None                          --
Chor Weng Tan.............................         $9,000                          None                        $28,000
Arthur R. Taylor..........................         $9,000                          None                        $28,000
John F. Wallace...........................         $8,500                          None                        $27,500

----------

* In addition to the Fund, the "Fund Complex" includes Jakarta Growth Fund, Inc., Japan Smaller Capitalization Fund, Inc. (formerly Japan OTC Equity Fund, Inc.) and Nomura Pacific Basin Fund, Inc. Because the funds in the Fund Complex do not share a common fiscal year, the information relating to compensation from the Fund Complex paid to the Directors is provided as of December 31, 2001. On June 11, 2001, Jakarta Growth Fund, Inc. merged into The Indonesia Fund, Inc. In January 2002, Nomura Pacific Basin Fund, Inc. was liquidated.

      Officers of the Fund. Information pertaining to the officers of the Fund is set forth in Exhibit II to this Proxy Statement. Officers of the Fund are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

      Stock Ownership. Set forth in Exhibit III to this Proxy Statement is the following information for each Board of Director nominee: (i) the number of shares of common stock of the Fund owned; (ii) the aggregate dollar range of equity securities in the Fund; and (iii) the aggregate dollar range of securities in all registered funds in the Fund Complex overseen by the Board of Directors nominee. Also set forth in Exhibit III is information for each Board of Director nominee and immediate family members relating to securities owned beneficially or of record in NAM-U.S.A., NAM, Nomura Asset Management Hong Kong Limited and Nomura Asset Management Singapore Limited. At March 1, 2002, the Directors and officers of the Fund as a group (nine persons) owned an aggregate of 3,700 shares of the Fund, representing less than 1% of the outstanding shares of the Fund. Mr. Hama, President of the Fund, and Mr. Haruguchi, a Vice President of the Fund, together own less than 1% of the shares of Nomura Holdings, Inc., the parents company of each of NAM-U.S.A., NAM, NAM-Singapore and NAM-Hong Kong.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      Harvard Management Company, Inc. ("HMC") has reported a 16.25% beneficial ownership of the Fund's Common Stock as of December 10, 2001. HMC is located at 600 Atlantic Avenue, Boston, Massachusetts 02210. To the knowledge of the management of the Fund, HMC is the only beneficial owner of more than 5% of the Fund's outstanding shares.

                                                      Shares of Common Stock     Percentage of the Fund's
                                                       the Fund Beneficially      Common Stock Owned at
Name of Beneficial Owner                              Owned at March 1, 2002          March 1, 2002
------------------------                              ----------------------          -------------
Harvard Management Company, Inc....................          1,366,101                    16.25%

                             ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation

      The expense of preparation, printing and mailing of the enclosed form of proxy, this Proxy Statement and the accompanying Notice of Meeting will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In addition to the solicitation of proxies by mail, proxies may be solicited in person or by telephone. The Fund has retained Georgeson Shareholder ("Georgeson"), a firm that specializes in proxy solicitation services, to assist in the solicitation of proxies for the Meeting for a fee of approximately $4,000, together with reimbursement of such firm's expenses. Georgeson is obligated to provide proxy solicitation services including, but not limited to, distribution of proxies to broker-dealers, telephonic communication with shareholders and broker dealers and monitoring of voting results.

Independent Accountant's Fees

      The following table sets forth the aggregate fees paid to PWC, independent accountants for the Fund, for the Fund's fiscal year ended October 31, 2001 for professional services rendered for: (i) the audit of the Fund's annual financial statements; (ii) financial information systems design and implementation services provided to the Fund, NAM-U.S.A. and entities controlling, controlled by or under common control with NAM-U.S.A. that provide services to the Fund; and (iii) all other non-audit services provided to the Fund, NAM-U.S.A. and entities controlling, controlled by or under common control with NAM-U.S.A. that provide services to the Fund. The Fund's Audit Committee has considered whether the provision of non-audit services under clause (iii) is compatible with maintaining the independence of the PWCfrom the Fund.

                                              Audit Fees    Financial Information
                                              Charged to      Systems Design and        All
              Fund                             the Fund      Implementation Fees     Other Fees*    Fiscal Year End
              ----                             --------      -------------------     -----------    ---------------
Korea Equity Fund, Inc.....................     $36,000              None             $63,462       October 31, 2001

----------

*     $15,500 of these other non-audit services relate to the Fund.

Voting Requirements

      The holders of a majority of the shares of stock of the Fund entitled to vote at the Meeting, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting. If, by the time scheduled for the Meeting, a quorum of the Fund's shareholders is not present, or if a quorum is present but sufficient votes to act upon the proposals are not received from the shareholders, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the best interests of the Fund's shareholders. No additional notice will be provided to you in the event the Meeting is adjourned unless otherwise required by Maryland law.

      All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted FOR the election of the five Board of Directors nominees. The election of Directors (Item 1) requires a plurality of the votes cast, in person or by proxy, at a meeting at which a quorum is duly constituted.

Broker Non-Votes and Abstentions

      The Fund expects that broker-dealer firms holding shares of the Fund in "street name" for the benefit of their customers and clients, as well as the Japan Securities Clearing Corporation ("JSCC") holding shares of the Fund on behalf of its beneficial shareholders, will request the instructions of such customers, clients and beneficial shareholders, on how to vote their shares on the election of Directors. Under the rules of the New York Stock Exchange, the Boston Stock Exchange and the Osaka Securities Exchange, broker-dealers and the JSCC may, without instructions from such customers, clients and beneficial shareholders, grant authority to the proxies designated by the Fund to vote on the election of Directors (Item 1) if no instructions have been received prior to the date specified in the broker-dealer firm's or the JSCC's request for voting instructions.

      The shares as to which the proxies so designated are granted authority by broker-dealer firms and the JSCC to vote on the election of Directors, the shares as to which broker-dealer firms have declined to vote ("broker non-votes"), as well as the shares as to which proxies are returned by record shareholders but which are marked "abstain" will be included in the Fund's tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. However, abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the election of Directors (Item 1).

Address of Manager, Investment Adviser and Investment Sub-Advisers

      The address of NAM-U.S.A. is 180 Maiden Lane, New York, New York 10038-4936. The address of NAM is 1-14, 2-chome, Nihonbashi, Chuo-ku, Tokyo 103-8260, Japan. The address of Nomura Asset Management Hong Kong Limited is 32nd Floor, Citibank Tower, Citibank Plaza, Hong Kong. The address of Nomura Asset Management Singapore Limited is 6 Battery Road, #40-02 Singapore 049909.

Annual Report Delivery

      The Fund sends annual and semi-annual reports to shareholders. The Fund will furnish, without charge, a copy of its most recent annual and semi-annual reports succeeding such annual report, if any, to shareholders upon request to the Fund at 180 Maiden Lane, New York, New York 10038-4936 (or call 1-800-833-0018).

Proposals of Shareholders

      Proposals of shareholders intended to be presented at the next annual meeting of shareholders of the Fund must be received by the Fund for inclusion in its proxy statement and form of proxy relating to that meeting by February 10, 2003. The persons named as proxies in future proxy materials of the Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of such proposal has not been received by the Fund by February 10, 2003. Written proposals with regard to the Fund should be sent to the Secreatry of the Fund, 180 Maiden Lane, New York, New York 10038-4936.

                                              By Order of the Board of Directors


                                                        John J. Boretti
                                                           Secretary

New York, New York
Dated: March 5, 2002

                                                                       Exhibit I

              INFORMATION PERTAINING TO BOARD OF DIRECTORS NOMINEES

Certain biographical and other information relating to each Director nominee who is an "interested person," as defined in the Investment Company Act, of the Fund is set forth below:


                                              Term of                                               Number of          Other
                                            Office and                                            Funds in the      Directorships
Name, Address and Age of  Position(s) Held   Length of           Principal Occupation(s)          Fund Complex       Held by the
    Director Nomine*       with the Fund    Time Served*         During Past Five Years            Overseen**          Director
------------------------  ----------------- ------------      --------------------------------    ------------      -------------
Kazuhiko Hama (56)***        President      President and     President of the Fund since June    2 registered           None
180 Maiden Lane            and Director     Director since    2001; President and Director of     investment
New York, New York 10038                    June 2001         NAM-U.S.A. since June 2001;         companies
                                                              Management Executive of NAM from    consisting
                                                              2000 to June 2001; Senior           of 2 portfolios
                                                              Officer of NAM from 1999 to
                                                              2000; Director of NAM (formerly
                                                              The Nomura Securities Investment
                                                              Trust Management Co., Ltd.) from
                                                              1996 to 1998.

John F. Wallace (73)****     Director       Director          Vice President of the Fund from     2 registered           None
17 Rhoda Street                             since 1993        1997 to 2000 and Secretary and      investment
West Hempstead, New York                                      Treasurer of the Fund from 1993     companies
11552                                                         to 1997; Senior Vice President      consisting
                                                              of NAM-U.S.A. from 1981 to 2000,    of 2 portfolios
                                                              Secretary from 1976 to 2000,
                                                              Treasurer from 1984 to 2000 and
                                                              Director from 1986 to 2000.


----------
* Each nominee, if elected, will serve as a Director until the next Annual Meeting of Shareholders and until his successors is elected and qualified or until their earlier resignation or removal.
** In addition to the Fund, the "Fund Complex" includes Japan Smaller Capitalization Fund, Inc. (formerly Japan OTC Equity Fund, Inc.) at March 1, 2002.
*** Mr. Hama is a director and President of Japan Smaller Capitalization Fund, (formerly Japan OTC Equity Fund, Inc.) Inc. for which NAM-U.S.A. acts as manager and for which NAM acts as investment adviser. Mr. Hama is an "interested person," as defined in the Investment Company Act, of the Fund, based on his positions as President of the Fund, and as President and Director of NAM-U.S.A. and former Management Executive, Senior Officer and Director of NAM.
**** Mr. Wallace is a director of Japan Smaller Capitalization Fund, Inc. for which NAM-U.S.A. acts as manager and for which NAM acts as investment adviser. Mr. Wallace is an "interested person," as defined in the Investment Company Act, of the Fund based on the positions he has previously held with the Fund and NAM-U.S.A.

Certain biographical and other information relating to the nominees for Director who are not "interested persons," as defined in the Investment Company Act, of the Fund is set forth below:

                                                                                                                       Other
                                              Term of                                               Number of          Public
                                            Office and                                            Funds in the      Directorships
Name, Address and Age of  Position(s) Held   Length of           Principal Occupation(s)          Fund Complex       Held by the
    Director Nomine*       with the Fund    Time Served*         During Past Five Years            Overseen**          Director
------------------------  ----------------- ------------      --------------------------------    ------------      -------------
William G. Barker, Jr.       Director      Director           Consultant to the television        2 registered           None
(69)                                       since 1993         industry since 1991.                investment
111 Parsonage Road                                                                                companies
Greenwich, Connecticut                                                                            consisting
06830                                                                                             of 2 portfolios

Chor Weng Tan (65)           Director      Director           Managing Director for Education,    2 registered           None
3 Park Avenue                              since 1993         The American Society of             investment
New York, New York 10016                                      Mechanical Engineering since        companies
                                                              1991; Director of Tround            consisting
                                                              International, Inc. from 1984 to    of 2 portfolios
                                                              1997.

Arthur R. Taylor (66)        Director      Director           President of Muhlenberg College     2 registered           None
2400 Chew Street                           since 1993         since 1992; Dean of the Faculty     investment
Allentown, Pennsylvania                                       of Business of Fordham              companies
18104                                                         University from 1985 to 1992;       consisting
                                                              Chairman of Arthur R. Taylor &      of 2 portfolios
                                                              Co. (investment firm); and
                                                              Director of Louisiana Land &
                                                              Exploration Company and Pitney
                                                              Bowes, Inc. from 1982 to 1997.

----------
* Each nominee is a director of Japan Smaller Capitalization Fund, Inc. (formerly Japan OTC Equity Fund, Inc.) for which NAM-U.S.A. acts as manager and NAM acts as investment adviser, and each is a member of the Audit and Nominating Committee of Japan Smaller capitalization Fund, Inc. and a member of the Audit and Nominating Committee of the Fund.
** Each nominee, if elected must serve as Director until the next Annual Meeting of Shareholders and until his successor is eleceted and qualified or until his earlier resignation or removal.
*** In addition to the Fund, the "Fund Complex" includes Japan Smaller Capitalization Fund, Inc. at March 1, 2002.

                                                                      Exhibit II

               INFORMATION PERTAINING TO THE OFFICERS OF THE FUND

Certain biographical and other information relating to the officers of the Fund is set forth below:

                                                                                                                         Shares of
                                                                                                                           Common
                                                                                                                        Stock of the
                                          Term of                                           Number of                       Fund
                                        Office** and                                       Funds in the                 Beneficially
 Name, Address* and   Position(s) Held   Length of          Principal Occupation(s)       Fund Complex***     Public      Owned at
  Age of Officers      with the Fund    Time Served         During Past Five Years           Overseen     Directorships  Record Date
-------------------   ----------------  -----------     --------------------------------  --------------- ------------- ------------
Kazuhiko Hama (56)      President and    President      President of the Fund since June    2 registered       None         -0-
                           Director      since 2001     2001; President and Director of     investment
                                                        NAM-U.S.A. since June 2001;         companies
                                                        Management Executive of NAM from    consisting
                                                        2000 to June 2001; Senior           of 2 portfolios
                                                        Officer of NAM from 1999 to
                                                        2000; Director of NAM (formerly
                                                        The Nomura Securities Investment
                                                        Trust Management Co., Ltd.) from
                                                        1996 to 1998.

Keisuke Haruguchi (51)  Vice President  Vice President  Senior Vice President and           2 registered       None         -0-
                                        since 1999      Director of NAM-U.S.A. since        investment
                                                        1999; Senior Manager of NAM from    companies
                                                        1997 to 1998; Manager of The        consisting
                                                        Nomura Securities Co., Ltd. from    of 2 portfolios
                                                        1994 to 1996.

Kenneth L. Munt (55)    Vice President  Vice President  Senior Vice President and           2 registered       None         -0-
                                        since 2001      Secretary of NAM-U.S.A. since       investment
                                                        1999; Senior Vice President of      companies
                                                        Human Resources for Middlesex       consisting
                                                        Mutual Assurance Company from       of 2 portfolios
                                                        1996 to 1999; Vice President of
                                                        Human Resources for Mutual of
                                                        Omaha from 1995 to 1996.

David G. Stoeffel (43)  Vice President  Vice President  Senior Vice President of            2 registered       None         200
                                        since 1999      NAM-U.S.A. since 1999, Vice         investment
                                                        President since 1998; Eastern       companies
                                                        Division Manager of Brinson         consisting
                                                        Funds from 1997 to 1998;            of 2 portfolios
                                                        Northeast Region Funds
                                                        Coordinator of Prudential
                                                        Investments from 1994 to 1997.

John J. Boretti (50)    Secretary and   Secretary and   Senior Vice President of            2 registered       None         -0-
                          Treasurer     Treasurer       NAM-U.S.A. since 1996;              investment
                                        since 1997      Compliance Officer of NAM-U.S.A.    companies
                                                        since 1997.                         consisting
                                                                                            of 2 portfolios

-------------
* The address of each officer listed above is 180 Maiden Lane, New York, New York 10038.
**    Elected by and serves at the pleasure of the Board of Directors.
*** In addition to the Fund, the "Fund Complex" includes Japan Smaller Capitalization Fund, Inc. (formerly Japan OTC Equity Fund, Inc.) at March 1, 2002.

                                                                     Exhibit III

                    INFORMATION PERTAINING TO STOCK OWNERSHIP
                         BY BOARD OF DIRECTORS NOMINEES

      Information relating to the share ownership by each Director nominee at March 1, 2002 is set forth below:

                                                                                   Aggregate Dollar Range of
                                   Shares of Common     Aggregate Dollar Range    Securities in All Registered
                                   Stock of the Fund     of Equity Securities       Funds in the Fund Complex
Name of Director Nominee          Beneficially Owned         in the Fund          Overseen by Director Nominee
------------------------          ------------------         -----------          ----------------------------
William G. Barker...............          -0-                    None                        None
Kazuhiko Hama...................          -0-                    None                        None
Chor Weng Tan...................         2,500              $10,001-$50,000             $10,001-$50,000
Arthur R. Taylor................          -0-                    None                        None
John F. Wallace.................         1,000                $1-$10,000                  $1-$10,000

      None of the nominees for Director or his immediate family members owned beneficially or of record any class of securities of any of NAM-U.S.A., NAM, Nomura Asset Management Hong Kong Limited or Nomura Asset Management Singapore Limited at March 1, 2002.


                                     III-1

                                                                      Exhibit IV

                     JAPAN SMALLER CAPITALIZATION FUND, INC.
                             KOREA EQUITY FUND, INC.
                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

I. Composition of the Audit Committee

      The Audit Committee shall be composed of all of the Directors who satisfy the following criteria:

      (a) each of whom shall not be an "interested person" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended;

      (b) each of whom shall not have any relationship to the Fund or Nomura Asset Management U.S.A. Inc. or its affiliates that may interfere with the exercise of their independence from Fund management and the Fund;

      (c) each of whom shall otherwise satisfy the applicable independence requirements for any stock exchange on which Fund shares are listed;

      (d) each of whom shall be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and

      (e) at least one of whom shall have accounting or related financial management expertise, as the Board of Directors interprets such qualification in its business judgment.

II. Purposes of the Audit Committee

      The purposes of the Audit Committee are to assist the Board of Directors:

      (a) in its oversight of the Fund's accounting and financial reporting policies and practices, its internal audit controls and procedures and, as appropriate, the internal audit controls and procedures of certain of its service providers;

      (b) in its oversight of the Fund's financial statements and the independent audit thereof; and

      (c) in acting as a liaison between the Fund's independent public accountants and the Board of Directors.

      The function of the Audit Committee is oversight. Fund management is responsible for maintaining appropriate systems for accounting and internal controls. The independent public accountants of the Fund are responsible for conducting a proper audit of the Fund's financial statements.

III. Responsibilities and Duties of the Audit Committee

      The policies and procedures of the Audit Committee shall remain flexible to facilitate its ability to react to changing conditions and to generally discharge its functions. The following listed responsibilities describe areas of attention in broad terms.

      To carry out its purposes, the Audit Committee shall have the following responsibilities and duties:

      (a) to recommend the selection, retention or termination of the Fund's independent public accountants based on an evaluation of their independence and the nature and performance of audit services and other services;

      (b) to receive specific written representations from the independent public accountants with respect to their independence and to discuss with them their independence;

      (c) to review the fees charged by the independent public accountants for audit and other services;

      (d) to review with the independent public accountants arrangements for and the scope of annual audits and special audits;

      (e) to review with Fund management and the independent public accountants the results of the annual audits of the Fund;

      (f) to discuss with the independent accountants the matters required to be discussed by SAS 61, as may be modified or supplemented;

      (g) to discuss with the independent public accountants any matters of concern relating to the Fund's financial statements, including, without limitation, any adjustment to such financial statements recommended by such independent public accountants, or any other results of any audit;

      (h) to consider with the independent public accountants their comments with respect to the Fund's accounting and financial reporting policies, practices and internal controls and management's responses thereto, including, without limitation, the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent public accountants;

      (i) to review with the independent public accountants the form of opinion proposed to be rendered to the Board of Directors and the stockholders;

      (j) to investigate, when the Audit Committee deems it necessary or appropriate, any improprieties or suspected improprieties in Fund financial and accounting operations;

      (k) to report to the Board of Directors regularly with respect to the Audit Committee's activities and to make any necessary or appropriate recommendations with respect to the Fund's accounting and financial reporting policies, practices and the Fund's internal controls;

      (l) to review and reassess the adequacy of this Charter on an annual basis and recommend any changes to the Board of Directors;

      (m) to review with counsel and the independent public accountants for the Fund legal and regulatory matters that may have a material impact on the Fund's financial statements;

      (n) to prepare any report, including any recommendation of the Audit Committee, required to be included in the Fund's annual proxy statement by the rules of the Securities and Exchange Commission;

      (o) to assist the Fund, if necessary, in preparing any written affirmation or written certification required to be filed with any stock exchange on which Fund shares are listed; and

      (p) to perform such other functions consistent with this Charter, the Fund's By-laws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

      In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the field of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which actual knowledge shall be promptly reported to the Board of Directors).

      The independent public accountants for the Fund are ultimately accountable to the Board of Directors and the Audit Committee. The Board of Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent public accountants for the Fund (or to nominate the independent public accountants to be proposed for shareholder approval in the proxy statement).

      The Audit Committee is responsible for ensuring that the independent public accountants for the Fund submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent public accountants and the Fund, consistent with Independence Standards Board Standard 1. The Audit Committee is responsible for actively engaging in a dialogue with the independent public accountants for the Fund with respect to any disclosed relationships or services that may impact the objectivity and independence of such independent public accountants and for recommending that the Board of Directors take appropriate action in response to the report of such independent public accountants to satisfy itself of the independence of such independent public accountants.

IV. Meetings

      The Audit Committee shall meet at least once annually with the independent public accountants (outside the presence of Fund management) and at least once annually with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee shall hold special meetings when and if circumstances require. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

V. Outside Resources and Assistance from Fund Management

      The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the authority to discharge its responsibility, including the authority to retain at the expense of the Fund their own counsel and other experts and consultants, whose expertise would be considered helpful to the Audit Committee.

      Dated May 18, 2000

                             KOREA EQUITY FUND, INC.

                                 180 Maiden Lane
                          New York, New York 10038-4936

                                      PROXY

           This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Kazuhiko Hama and John J. Boretti as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the common stock of Korea Equity Fund, Inc. (the "Fund") held of record by the undersigned on March 1, 2002 at the Annual Meeting of the Shareholders of the Fund to be held on May 16, 2002 or any adjournment thereof.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign exactly as name(s) appear(s) hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

-----------------------------------          -----------------------------------

-----------------------------------          -----------------------------------

-----------------------------------          -----------------------------------


|X|  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

-------------------------------------------   Please be sure to sign and date this Proxy
        KOREA EQUITY FUND, INC.
-------------------------------------------               THE BOARD OF DIRECTORS                 For               For All
                                                            RECOMMENDS A VOTE                    All      With-    Nominees
This proxy, when properly executed, will be                "FOR" ALL NOMINEES                  Nominees   hold      Except
voted in the manner directed herein by the                                                       |_|       |_|       |_|
undersigned shareholder. If no direction is    1. Election of Directors.
made, this proxy will be voted FOR Proposal
1.                                                William G. Barker, Jr.     Arthur R. Taylor
                                                  Kazuhiko Hama              John F. Wallace
Mark box at right if an address change or         Chor Weng Tan
comment has been noted on the reverse side |_|
of this card.                                     NOTE: If you do not wish your shares voted
                                                  "For" a particular nominee, mark the "For
CONTROL NUMBER:                                   All Nominees Except"box and strike a line
                                                  through the nominee(s)' name(s). Your shares
                                                  will be voted for the remaining nominee(s).

                                               2. In the discretion of such proxies, upon such
                                                  other business as may properly come before
                                                  the meeting or any adjournments thereof.
                          ------------------
                          Date
--------------------------------------------


--------------------------------------------
Shareholder sign here    Co-owner sign here